UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2023

CENTURY CASINOS, INC.

(Exact Name of Registrant as specified in its charter)

Delaware	0-22900	84-1271317
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

455 E. Pikes Peak Ave., Suite 210, Colorado Springs, Colorado	80903
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	719-527-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Per Share Par Value	CNTY	Nasdaq Capital Market, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Amendment No. 1 on Form 8-K/A (the “Amendment No. 1”) amends and supplements the Current Report on Form 8-K of Century Casinos, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on July 25, 2023 (the “Original Form 8-K”). On July 25, 2023, the Company completed its previously announced acquisition (the “Acquisition”) of the operations of Evitts Resort, LLC dba Rocky Gap Casino Resort (“Rocky Gap”), located in Flintstone, Maryland from Lakes Maryland Development, LLC, a subsidiary of Golden Entertainment Inc, subject to terms and conditions set forth in the Equity Purchase Agreement, dated August 24,2022.

This Amendment No. 1 amends the Original Form 8-K to include the financial statements of Rocky Gap and the pro forma financial information required by Item 9.01 of Form 8-K. The pro forma financial information included in this Amendment No. 1 has been presented for informational purposes only. It does not purport to represent the actual results of operations that the Company and Rocky Gap would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the consummation of the Acquisition.

Forward-Looking Statements

All of the pro forma and other information and other statements included in this Form 8-K/A, other than historical information or statements of historical fact, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on the beliefs and assumptions of the management of the Company based on information currently available to management. Such forward-looking statements include, but are not limited to, certain plans, expectations, goals, projections, and statements about the benefits of Rocky Gap. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements including: the integration of the businesses and assets acquired; the financial performance of Rocky Gap; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the transaction; the possibility that the anticipated operating results and other benefits of the transaction are not realized when expected or at all; local risks including proximate competition, potential competition, legislative or regulatory risks, and local relationships; risks associated with increased leverage from the transaction; and other risks described in the section entitled “Risk Factors” under Item 1A in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and in subsequent periodic and current SEC filings the Company may make. The Company disclaims any obligation to revise or update any forward-looking statement that may be made from time to time by it or on its behalf.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. The audited financial statements of Evitts Resort, LLC as of and for the years ended December 31, 2022 and 2021 are filed as Exhibit 99.1 and are herein incorporated by reference. The unaudited financial statements of Evitts Resort, LLC as of March 31, 2023 and December 31, 2022 and for the three months ended March 31, 2023 and 2022 are filed as Exhibit 99.2 and are herein incorporated by reference.

(b) Pro forma financial information. The unaudited pro forma condensed consolidated combined balance sheet as of March 31, 2023 and the unaudited pro forma condensed consolidated statement of combined operations for the three months ended March 31, 2023 and year ended December 31, 2022 (collectively the “Unaudited Pro Forma Financial Statements”) are filed as Exhibit 99.3 hereto and incorporated herein by reference. The Unaudited Pro Forma Financial Statements give effect to the Acquisition and related transactions.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP
99.1	Audited Financial Statements of Evitts Resort, LLC as of and for the years ended December 31, 2022 and 2021.
99.2	Unaudited Financial Statements of Evitts Resort, LLC as of March 31, 2023 and December 31, 2022 and for the three months ended March 31, 2023 and 2022.
99.3

Unaudited Pro Forma Condensed Combined Balance Sheet of Century Casinos, Inc. as of March 31, 2023 and Unaudited Pro Forma Condensed Statement of Combined Operations for the three months ended March 31, 2023 and year ended December 31, 2022.

104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Century Casinos, Inc.

Date: October 4, 2023

By: /s/ Margaret Stapleton

Margaret Stapleton

Chief Financial Officer